UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2017

Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 13, 2017, Crown Castle International Corp, a Delaware corporation (“Borrower”), entered into Amendment No. 1 (“Amendment”) among the Borrower, the lenders and issuing banks party thereto and JPMorgan Chase Bank N.A. (“JPM”), as administrative agent, to the Credit Agreement dated as of January 21, 2016 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the lenders and issuing banks from time to time party thereto and JPM, as administrative agent.

The Amendment provides for (a) the extension of the maturity date, from January 21, 2021 to January 21, 2022 (“Extension”), of the Borrower’s existing revolving credit facility (“Existing Revolving Credit Facility”) and existing term loan facility (“Existing Term Loan Facility”), each as provided under the Credit Agreement, and (b) the incurrence of $500.0 million of “tack-on” term loans (“Tack-On Term Loans”), which are part of the same class as, and have terms substantially the same as the terms of, the Existing Term Loan Facility, after giving effect to the Extension.  Proceeds of the Tack-On Term Loans were applied on February 13, 2017 to prepay loans under the Existing Revolving Credit Facility in an aggregate principal amount equal to $500.0 million.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The Credit Agreement has been previously filed with, and is described in, the Borrower’s Current Report on Form 8-K dated January 22, 2016.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On February 13, 2017, the Borrower issued a press release announcing the effectiveness of the Amendment.  The February 13, 2017 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1
Amendment No. 1 dated as of February 13, 2017, among Crown Castle International Corp., the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, to the Credit Agreement dated as of January 21, 2016, by and among Crown Castle International Corp., the lenders and issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated February 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name: Kenneth J. Simon
Title: Senior Vice President and General Counsel

Date: February 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 1 dated as of February 13, 2017, among Crown Castle International Corp., the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, to the Credit Agreement dated as of January 21, 2016, by and among Crown Castle International Corp., the lenders and issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated February 13, 2017